SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of Earliest Event Reported): November 19,1997
                                                  ----------------


                         UNITED STATES EXPLORATION, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Colorado                        1-13513                   84-1120323
     --------                        -------                   ----------
(State of other juris-            (Commission               (I.R.S. Employer
 diction of incorpora-            File Number)             Identification No.)
 tion)



       1560 Broadway, Suite 1900
           Denver, Colorado                                     80202
 --------------------------------------                        --------
(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number including area code: (303) 863-3550
                                                   --------------

Former name or former address if changed since last report:

N/A

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  No report required.


ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  No report required.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  No report required.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  No report required.

ITEM 5.           OTHER EVENTS.

                  No report required.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS.

                  No report required.

ITEM 7.           FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION
                  AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.
                  --------------------------------------------

                           No report required.

         (b)      Proforma Financial Information.
                  -------------------------------

                           No report required.

         (c)      Exhibits.
                  ---------

                           No report required.

ITEM 8.           CHANGE IN FISCAL YEAR.

     On November 19, 1997, a determination was made to change the fiscal year end of United States Exploration, Inc. (the "Company") from March 31 to December
31. The decision was made by the Company's Board of Directors and will be effective for the period ending December 31, 1997. The Transition Report covering the period April 1, 1997 to December 31, 1997 will be filed on Form 10-KSB within the prescribed due date for that Report.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                       UNITED STATES EXPLORATION, INC.


Date:   December 4, 1997               By:  /s/  Bruce D. Benson
      -----------------------               ------------------------------------
                                            Bruce D. Benson, President, Chief
                                            Executive Officer and Chairman of
                                             the Board












                                        3